UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia, Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2020, Village Farms International, Inc. (the “Company” or “Village Farms”) entered into indemnification agreements (each, an “Indemnification Agreement”) with each of its directors and officers (each, an “Indemnified Party”). Under the Indemnification Agreements, the Company has agreed to indemnify each Indemnified Party, subject to certain limited exceptions, (i) from and against all costs, charges and expenses reasonably incurred by the Indemnified Party in respect of any civil, criminal, administrative, investigative or other proceeding to which the Indemnified Party is involved by reason of being or having been a director or officer of the Company; and (ii) from and against all liabilities, damages, costs, charges and expenses whatsoever that the Indemnified Party may sustain or incur as a result of serving as a director or officer of the Company in respect of any act, matter, deed or thing whatsoever made, done, committed, permitted or acquiesced in by the Indemnified Party as a director or officer of the Company, whether before or after the effective date of the Indemnification Agreements. The obligations of the Company under the Indemnification Agreements shall continue after each Indemnified Party ceases to be a director or officer of the Company and shall survive indefinitely.

The form of Indemnification Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company historically qualified as a “foreign private issuer” for purposes of reporting under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and filing registration statements under the Securities Act of 1933. As of the end of the Company’s second fiscal quarter in 2019, Village Farms ceased to qualify as a foreign private issuer and accordingly, effective as of January 1, 2020, the Company became obligated to file reports with the SEC as a “domestic issuer”. As a result of the Company’s status change, Village Farms was also required to change the accounting standards in which it prepares its financial statements from IFRS to generally accepted accounting principles in the United States, or “US GAAP”.

In accordance with Canadian securities laws, the Company restated and re-filed its unaudited condensed consolidated interim financial statements, now prepared in accordance with US GAAP rather than IFRS, for the three months ended March 31, 2019 and 2018, for the three and six months ended June 30, 2019 and 2018, and for the three and nine months ended September 30, 2019 and 2018. Copies of these restated financial statements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Title

10.1	Form of Indemnification Agreement.

99.1	Unaudited condensed consolidated interim financial statements, prepared in accordance with US GAAP, for the three months ended March 31, 2019 and 2018.

99.2	Unaudited condensed consolidated interim financial statements, prepared in accordance with US GAAP, for the three and six months ended June 30, 2019 and 2018.

99.3	Unaudited condensed consolidated interim financial statements, prepared in accordance with US GAAP, for the three and nine months ended September 30, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2020

VILLAGE FARMS INTERNATIONAL, INC.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer